The Advisors’ Inner Circle Fund II

Summary Prospectus
March 1, 2026

Frontier Asset Absolute Return ETF

Ticker Symbol: FARX

INVESTMENT ADVISER:
FRONTIER ASSET MANAGEMENT, LLC

SUB-ADVISER:
EXCHANGE TRADED CONCEPTS, LLC

Principal Listing Exchange: NYSE Arca, Inc. (the “Exchange”)

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://funds.frontierasset.com/absolute-return-etf. You can also get this information at no cost by calling 1-866-326-3837, by sending an e-mail request to FrontierETFs@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2026, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Frontier Asset Absolute Return ETF

Investment Objective

The Frontier Asset Absolute Return ETF (the “Fund”) seeks to achieve long-term total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees, including to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)1

Management Fees	0.60%
Other Expenses	0.00%
Acquired Fund Fees and Expenses (AFFE)[2]	0.35%
Total Annual Fund Operating Expenses[3]	0.95%

[1]

Frontier Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), will pay all of the Fund’s expenses, except for the following: advisory fees, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, AFFE, accrued deferred tax liability, non-routine expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

[2]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds.
[3]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude AFFE.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the Example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”). In seeking to achieve its investment objective, the Fund utilizes an absolute return approach that is designed to provide exposure to a wide range of equity securities, fixed income securities, commodities and currencies of domestic and foreign issuers, with no prescribed asset allocation targets under normal circumstances. As such, exposures across asset classes may vary widely, and the Fund’s assets may exhibit an equity, fixed income, commodity or currency bias at any given time. The Fund operates in a manner that is commonly referred to as a “fund of funds” and obtains investment exposure to the asset classes described below primarily by investing in other ETFs. The Fund generally expects to hold approximately six to twenty underlying ETFs.

The Fund’s equity investments may include common stock, preferred stock, securities convertible into other equity securities, and real estate investment trusts (“REITs”). The Fund may invest in the equity securities of U.S. and foreign companies of various market capitalizations, including in emerging and developed markets.

The Fund’s fixed income securities may include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, municipal securities, corporate debt securities, commercial paper, residential and commercial mortgage-backed securities, asset-backed securities (including collateralized loan obligations and collateralized mortgage obligations), inflation-linked securities (e.g., Treasury inflation-protected securities (“TIPS”)), convertible securities, and bank loans.

The Fund’s fixed income holdings are diversified across a wide range of short- to long-term income-producing securities issued by U.S. and international developed and emerging markets issuers. With respect to credit quality, the Fund may invest in both investment-grade and high-yield (also known as “junk bonds”) fixed income instruments. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”), such as S&P Global Ratings (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase.

The Fund’s commodity exposure may include various commodities, including metals, energy, oil or agricultural products. The Fund will gain exposure to these commodities principally through investments in futures contracts and swaps. The Fund’s currency exposure may include various non-U.S. currencies and the Fund will gain exposure to these currencies primarily through foreign currency futures contracts and swaps.

The Adviser makes investment decisions by seeking to identity and assemble a portfolio of ETFs that will achieve its desired asset allocation mix while also optimizing for positive risk-adjusted returns (i.e., alpha) relative to the general equity, fixed income, commodities and currency markets. To accomplish this, the Adviser’s investment team determines the Fund’s asset allocation mix and conducts ongoing research into the ever-growing universe of ETFs and their investment managers, populating a list of ETFs from which the Fund’s portfolio is constructed. The asset allocation mix for the Fund is determined through the use of a mean variance optimization process, which seeks to identify a combination of asset classes that is expected to maximize return for a given level of risk, by focusing primarily on expected returns, standard deviations (i.e., volatility as a measure of risk) and correlations of the different asset classes.

The Adviser’s analysis and due diligence process for selecting prospective ETFs includes the following:

●

Quantitative Analysis: The Adviser conducts single and multi-factor benchmark analysis to develop a return and risk profile for each ETF, selecting funds based on the apparent ability to generate absolute and relative returns, with an emphasis on funds that the Adviser believes demonstrate (i) strong risk-adjusted performance with some degree of consistency and (ii) relatively stable performance during turbulent markets. Single factor benchmarks represent one asset class, whereas multi-

factor benchmarks include indices that track multiple asset classes.

●

Qualitative Analysis: The Adviser conducts an evaluation of each ETF’s underlying investment manager, seeking to understand the firm’s leadership structure, philosophy and investment decision making process. Weight is given to the depth and quality of the strategy underlying the manager’s investment thesis along with organizational factors including the manager’s compensation structure, board makeup, conflicts of interest and whether the portfolio managers of the ETF in question invest alongside clients.

●

Manager Edge: The Adviser believes that ETF managers with a clear thesis for generating positive risk-adjusted returns are more likely to outperform overtime. Accordingly, the Adviser seeks to understand the inefficiencies each manager believes exist in the market, the likelihood that such inefficiencies will persist and whether the manager has a reasonable edge in exploiting them. Examples of market inefficiencies may include behavioral biases such as anchoring bias (relying too heavily on an initial piece of information when making decisions), confirmation bias (seeking out or giving more weight to information that supports original estimates) and overconfidence (displaying a hesitance to acknowledge potential errors in an initial analysis). In practice, these biases can lead to delayed or gradual revisions of earnings forecasts, even when significant changes in a company’s fundamentals or external environment may warrant more immediate adjustments. The Adviser believes that a manager who understands these dynamics and puts in place processes to combat these biases may be in a better position to adjust their portfolio to incorporate new information, compared to managers who under-react to new information due to these biases.

In conducting the qualitative and manager edge analysis described above, the Adviser relies on, among other publicly available sources of information, due diligence materials provided by managers as well as interviews conducted with such managers to discuss investment philosophy, processes, personnel and performance.

Following this process, the Adviser will select ETFs on the basis of their ability to provide low-cost asset class exposure, as compared to other actively managed ETFs, and/or the ability to add value on either an absolute or risk-adjusted basis, while also taking into account the following factors to form its views on which ETFs to select for the Fund’s portfolio: market conditions, valuation metrics, risk profiles, and expected growth potential. The Adviser will sell ETFs for a variety of reasons, including the need to alter asset allocation exposures, to add ETFs that the Adviser believes are better positioned to add value as compared to existing holdings, and to remove ETFs that no longer meet the investment criteria for the Fund.

The Adviser has engaged Exchange Traded Concepts, LLC to serve as trading sub-adviser (“Sub-Adviser”) for the Fund. The Sub-Adviser is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the portfolio, pre- and post-trade compliance, and monitoring of Fund trading activity, subject to the oversight of the Adviser and the Board of Trustees.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. You should consider your investment goals, time horizon, and risk tolerance before investing in the Fund. The principal risk factors affecting shareholders’ investments in the Fund, either directly or indirectly through investments in underlying ETFs, are set forth below.

Equity Risk - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Large Capitalization Company Risk - The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk - The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Preferred Stock Risk - Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Convertible Securities Risk - The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

REITs Risk - REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Investment in Other Investment Companies Risk - Because the Fund invests in other investment companies, such as ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such other investment companies. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective.

If the investment company fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in another investment company, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The Fund does not intend to invest in other investment companies unless the Adviser believes that the potential benefits of the investment justify the payment of any additional fees or expenses. Federal securities laws impose limitations on the Fund’s ability to invest in other investment companies.

ETF Risks - The Fund is an ETF and, as a result of this structure, it is exposed to the following risks:

Trading Risk - Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Cash Transactions Risk - Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions at least partially for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds at least partially in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

Limited Authorized Participants, Market Makers and Liquidity Providers Risk - Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Fixed-Income Securities Risk - The prices of the Fund’s fixed-income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed-income markets.

Commodities Risk - Commodities include, among other things, energy products, agricultural products, metals and oil. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, metals, oil, and agriculture sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies.

Currency Risk - The Fund may have exposure to foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar, resulting in the dollar value of an investment in the Fund being adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by the imposition of currency controls or other political developments in the United States or abroad. Currency exchange rates may fluctuate in response to factors extrinsic to that country’s economy, which makes the forecasting of currency market movements extremely difficult.

Derivatives Risk - An underlying ETF’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the underlying ETF. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the underlying ETF would like. Swaps are also subject to credit risk and valuation risk. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that a security may be difficult to value. Each of these risks could cause an underlying ETF in which the Fund invests to lose more than the principal amount invested in a derivative instrument, which in turn could cause losses for the Fund.

Interest Rate Risk - The risk that a change in interest rates will cause a fall in the value of fixed-income securities, including U.S. Government securities, in which the Fund invests. Generally the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund.

High Yield Bond Risk - High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Non-U.S. Government Securities Risk - Foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Corporate Fixed Income Securities Risk - Corporate fixed-income securities are fixed-income securities issued by public and private businesses. Corporate fixed-income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security.

Commercial Paper Risk - Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Credit Risk - The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

U.S. Government Securities Risk - Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Foreign Government Agencies Risk - Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Municipal Securities Risk - Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments.

Residential Mortgage-Backed Securities Risk - Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Commercial Mortgage-Backed Securities Risk - Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Prepayment and Extension Risk - When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Asset-Backed Securities Risk - Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Inflation Linked Securities Risk - Inflation linked securities, including TIPS, are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. The relationship between an inflation linked security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Foreign Company Risk - Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Emerging Markets Securities Risk - Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk - As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected.

Bank Loans Risk - Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in high yield bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that collateral securing a loan, if any, may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Collateralized Loan Obligations (“CLOs”) Risk - Collateralized loan obligations are generally subject to credit, interest rate, prepayment and extension, valuation and liquidity risks, which are described elsewhere in this section. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. CLOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest of other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in obligations that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”) Risk - CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (“tranches”) with different priority rights to portions of the underlying mortgage payments. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO tranche.

Money Market Instruments Risk - The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. The regulations governing money market funds were recently amended in July, 2023, and their implementation and interpretation, as well as enforcement, may affect the manner of operation, performance and/or yield of money market funds.

Liquidity Risk - Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk - The risk that a security may be difficult to value. The Fund may value certain securities at a price higher or lower than the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid.

Active Management Risk - The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing the Fund’s performance for the 2025 calendar year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance information is available online at www.frontierasset.com or by calling toll-free at 1-866-326-3837.

BEST QUARTER	WORST QUARTER
4.60%	1.06%
9/30/2025	3/31/2025

Average Annual Total Returns for Periods Ended December 31, 2025

This table compares the Fund’s average annual total returns for the periods ended December 31, 2025 to those of an appropriate broad based index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Frontier Asset Absolute Return ETF	1 Year	Since Inception (12/19/2024)
Fund Returns Before Taxes	10.57%	11.02%
Fund Returns After Taxes on Distributions	9.11%	9.52%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	6.24%	7.75%
Morningstar Developed Markets All Cap Target Market Exposure Index (Net) (USD) (reflects no deductions for fees, expenses or taxes (except foreign withholding taxes))	21.01%	20.74%
HFR (HFRX) Global Hedge Fund Index (USD) (reflects no deductions for fees, expenses or taxes)	7.14%	7.11%

Investment Adviser and Sub-Adviser

Frontier Asset Management, LLC is the Fund’s investment adviser. Exchange Traded Concepts, LLC serves as the trading sub-adviser to the Fund.

Portfolio Managers

Clifford Stanton, CFA, Chief Investment Officer, has managed the Fund since its inception in 2024.

Paul Wright, CFA, Director of Investment Technology and Portfolio Management, has managed the Fund since its inception in 2024.

Ali Toyran, Director of Research and Portfolio Management, has managed the Fund since its inception in 2024.

PURCHASE AND SALE OF FUND SHARES

The Fund issues shares to (or redeems shares from) certain institutional investors known as “Authorized Participants” (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the Fund and/or cash.

Individual shares of the Fund may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV

(premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.frontierasset.com.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains if you are not investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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